Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (the “First Amendment”) dated as of September      , 2002 by and among U.S.  RESTAURANT PROPERTIES OPERATING L.P., a Delaware limited partnership (“USRP Operating” or the “Principal Borrower”), USRP FUNDING 2002-A, L.P., a Texas limited partnership (the “General SPE); collectively, with USRP Operating, the “Borrower”), USRP MANAGING, INC., a Delaware corporation and the general partner of USRP Operating, as a Guarantor (the “General Partner”), U.S. RESTAURANT PROPERTIES, INC., a Maryland corporation, as a Guarantor (“USRP REIT”), the Subsidiary Guarantors (as defined therein), the Lenders (as defined therein), BANK OF AMERICA, N.A., as Agent for the Lenders (in such capacity, the “Agent”) is an amendment to the terms set forth in that certain $35,000,000 Credit Agreement (the “Credit Agreement”) dated as of May 31, 2002 among the Borrower, the General Partner, the Subsidiary Guarantors, the Agent, the Lenders and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager (in such capacity “BAS”), as amended or modified by the terms of that certain letter agreement dated as of July 1, 2002 and that certain letter agreement dated as of the date hereof (together, the “Letter Agreements”); capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement, as amended, supplemented, restated or otherwise modified prior to the date hereof.

WHEREAS, the Borrower, General Partner and the Guarantors have requested and the Lenders and Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

SECTION 1.  Amendment to Credit Agreement.  Section 7.11(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(b)         Tangible Net Worth.  At all times the Tangible Net Worth shall be greater than or equal to the sum of (i) $230,000,000.00, plus (ii) an amount equal to 85% of the Net Cash Proceeds of any Equity Issuance received by the Consolidated Parties after December 31, 2001, calculated on a cumulative basis.”

SECTION 2.  Conditions Precedent.  The effectiveness of this First Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)  A counterpart of this First Amendment duly executed by the Borrower, the Guarantors and each of the Lenders; and

(b)  Such other documents, instruments and agreements as the Agent may reasonably request.

SECTION 3.  Representations.  The Borrower, General Partner and each of the other Guarantors collectively represent and warrant to the Agent and the Lenders that:

(a)  Authorization.  The Borrower, General Partner and each other Guarantor, respectively, has the right and power and has obtained all authorizations necessary to execute and deliver this First Amendment and to perform its respective obligations hereunder and under the Credit Agreement, as amended by this First Amendment, in accordance with their respective terms.  This First Amendment has been duly executed and delivered by a duly authorized officers of the Borrower, General Partner and each other Guarantor, respectively, and each of this First Amendment and the Credit Agreement, as amended by this First Amendment, is a legal, valid and binding obligation of the Borrower, General Partner and each other Guarantor (each as applicable), enforceable against the Borrower, General Partner and each other Guarantor (each as applicable) in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein may be limited by equitable principles generally.

(b)  Compliance with Laws, etc.  The execution and delivery by the Borrower, General Partner and the other Guarantors of this First Amendment and the performance by the Borrower, General Partner and/or the other

Guarantors of this First Amendment and the Credit Agreement, as amended by this First Amendment, in accordance with their respective terms, does not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Borrower, General Partner, any of the other Guarantors or any other Consolidated Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower, General Partner, any of the other Guarantors or any other Consolidated Party, or any indenture, agreement/or other instrument to which the Borrower, General Partner, any of the other Guarantors or any other Consolidated Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower, General Partner, any other Guarantor or any other Consolidated Party other than in favor of the Agent for the benefit of the Lenders; and

(c)  No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this First Amendment.

SECTION 4.  Reaffirmation of Representations.  The Borrower, General Partner and each of the other Guarantors hereby repeat and reaffirm all representations and warranties made by such party to the Agent and the Lenders in the Credit Agreement and the other Credit Documents to which it is a party on and as of the date hereof (or, if any representation and warranty expressly relates to an earlier date, on and as of such earlier date) with the same force and effect as if such representations and warranties were set forth in this First Amendment in full.

SECTION 5.  Reaffirmation of Guaranty.  The General Partner and each of the other Guarantors hereby each reaffirm their continuing guaranty obligations to the Agent and the Lenders under the Credit Agreement and agree that the transactions contemplated by the Letter Agreements and this First Amendment shall not in any way affect the validity and enforceability of their respective guaranties or the Credit Agreement or reduce, impair or discharge their obligations thereunder.

SECTION 6.  Affirmation of Documents.  Each of the undersigned Credit Parties hereby acknowledges and consents to the terms, conditions and revisions set forth in each of the Letter Agreements and this First Amendment.

SECTION 7. Certain References.  Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by the Letter Agreements and this First Amendment.

SECTION 8.  Expenses.  The Borrower shall reimburse the Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this First Amendment and the other agreements and documents executed and delivered in connection herewith.

SECTION 9.  Benefits.  This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 10.  Release.  Each Credit Party hereby releases the Agent, the Lenders, BAS, and each of their respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

SECTION 11.  GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

SECTION 12.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

SECTION 13.  Counterparts.  This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

[Remainder of Page Left Intentionally Blank – Additional Signature Pages Attached]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date hereof.

BORROWER:	U.S. RESTAURANT PROPERTIES OPERATING, L.P.

By: USRP MANAGING, INC.

	By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: President

USRP FUNDING 2002-A, L.P.

By: USRP (SFGP) 2, LLC

	By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

GENERAL PARTNER:
USRP MANAGING, INC.

	By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: President

USRP REIT:
U.S. RESTAURANT PROPERTIES, INC.

	By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: President

SUBSIDIARY
GUARANTORS:

ARKANSAS RESTAURANTS #10, L.P.,
a Texas limited partnership

By: North American Restaurant Management, Inc.

	By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: President

RESTAURANT PROPERTY PARTNERS, L.P.,
a Texas limited partnership

By: Restaurant Funding, Inc

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: President

SOUTHEAST FAST–FOOD PARTNERS, L.P.,
a Texas limited partnership

By: Bulldog Management, Inc.

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: President

USRP (66), LTD.,
a Texas limited partnership

By: USRP GP1, LLC

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (FAIN 10), L.P.,
a Texas limited partnership

By: USRP GP5, LLC

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (KATY), L.P.,
a Texas limited partnership

By: USRP GP8, LLC

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (LAVID), L.P.,
a Texas limited partnership

By: USRP GP, LLC

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (PAC), L.P.,
a Texas limited partnership

By: USRP (Cap), Inc.

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: President

USRP (QUEST), L.P.,
a Texas limited partnership

By: USRP GP4, LLC

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (SAN ANTONIO), LTD.,
a Texas limited partnership

By: USRP GP, LLC

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (T&C), L.P.,
a Texas limited partnership

By: USRP GP3, LLC

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

BULLDOG MANAGEMENT, INC.

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: President

NORTH AMERICAN RESTAURANT MANAGEMENT, INC.,

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title:President

RESTAURANT FUNDING, INC.

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: President

PINNACLE RESTAURANT GROUP, LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (ACQUISITION), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (BC), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (BILL), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (BOB), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (CAL), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (CAP), INC.
a Texas corporation

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: President

USRP (CARROLL), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (CENTRAL AVENUE), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (CHRIS), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (DEEDEE), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (DON), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (FINANCE), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (FRED), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (GANT1), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (GANT2), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (GOLD), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP GP, LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP GP1, LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP GP3, LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP GP4, LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP GP5, LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP GP8, LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (ILLINOIS), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (JENNIFER), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (JONES), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (JV2), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (MANAGER), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (MIDON), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (MINNESOTA), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (MISSOURI), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (MOLLY), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (PALMA), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (PAT), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (POPEYE’S), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (RIBBIT), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (SARAH), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (ST. LOUIS), LLC,
a Texas limited liability company

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (STEVE), LLC,
a Texas limited liability company

	By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (SUSI), LLC,
a Texas limited liability company

	By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (SYBRA), LLC,
a Texas limited liability company

	By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (VALERIE), LLC,
a Texas limited liability company

	By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

FUEL SUPPLY, INC.

	By:	/s/ Valerie S. Siverling
Name: Valerie S. Siverling
Title: Secretary

PINNACLE RESTAURANT GROUP II, LLC

	By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: Manager

USRP (CAROLINA), LTD.

By:	Restaurant Acquisition Corp.

	By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: President

USRP (LINCOLN), LTD.

By:	Restaurant Acquisition Corp.

	By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: President

USRP (NORMAN), LTD.

By:	Restaurant Acquisition Corp.

	By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: President

USRP (WEST VIRGINIA) PARTNERS, L.P.

By:	USRP Renovation Corp.

	By:	/s/ Robert J.Stetson
Name: Robert J. Stetson
Title: President

U.S. RESTAURANT PROPERTIES DEVELOPMENT, L.P.

By: Restaurant Contractor Corp.

	By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: President

RESTAURANT RENOVATION PARTNERS, L.P.

By: Restaurant Acquisition Corp.

	By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: President

RESTAURANT ACQUISITION CORP.

	By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: President

RESTAURANT CONTRACTOR CORP.

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: President

USRP RENOVATION CORP.

By:	/s/ Robert J. Stetson
Name: Robert J. Stetson
Title: President

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LENDERS:	BANK OF AMERICA, N.A.
individually in its capacity as a
Lender and in its capacity as Agent

	By:	/s/ Russ Ruhnke
Name: Russ Ruhnke
Title: Principal